BioLargo

We Make Life Better



Cleantech Powerhouse

Air – Water – Earth

Strategy: Invent, Prove, Partner

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather. Trends shown on graphs in this presentation are not necessarily indicative of future performance.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without solutions

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — Engineering

BioLargo Water — R&D

- BioLargo, Inc. is the parent company and primary financier and strategist.
- BioLargo Engineering, Science & Technologies, Inc. executes contracts for third party customers, integrates projects involving our technologies, and assists in their engineering and scale-up.
- BioLargo Water, Inc. does R&D for all BioLargo technologies and operations, and were the principal developer of our AOS technology, having secured over 80+ grants to do so.

Invent Prove & Partner

CLYRA™ Medical Technologies Inc • *FDA cleared and commercializing* • *Negotiating with global partners* • *~54% BioLargo ownership* • *Organized to spin-out when ready*	**BIOLARGO ENERGY TECHNOLOGIES** • *First $1m seed capital received* • *BioLargo owns 95%* • *Currently building prototype manufacturing capacity in Oak Ridge, TN*
ONM ENVIRONMENTAL Products and Services • *Mfgr of Pooph™ blockbuster pet odor control product (in Walmart, Amazon, Chewy.com, + targeting 20,000+ stores signed up by end of 2023)* • *Industrial business growing organically – waste handlers, sewage plants, and more*	**BioLargo Equipment Solutions and Technology** • *PFAS solution major driver and plan to commence operations with first commercial deployments, in process* • *Channel partners and independent reps (USA)* • *In negotiation ~$7.5 mill. and +$40 mill in evaluation* • *Partnership with largest privately held water treatment company in USA, Garratt-Callahan*

REVENUE (5 ¾ YEARS)



$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$ MILLIONS
2018
2019
2020
2021
2022
2023 (FIRST THREE QUARTERS ONLY)
Through Q2: 88% of last year's revenue
Q3 expected to continue growth trajectory and assures record annual revenue for 2023

Trends are not necessarily indicative of future performance

REVENUE AND SG&A


Revenue
SG&A
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$ MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2021
2022
2023

*Trends are not necessarily indicative of future performance *SG&A numbers not available until audit/review complete*

REVENUE AND NET CASH USED IN OPERATING ACTIVITIES


Revenue
Net cash used/generated in operating activities
$5.0
$4.0
$3.0
$2.0
$1.0
$-
-$1.0
-$2.0
$ MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2021
2022
2023

*Trends are not necessarily indicative of future performance *SG&A numbers not available until audit/review complete*


NET STOCKHOLDER'S EQUITY (5+ YEARS)
MILLIONS
$5.0
$4.0
$3.0
$2.0
$1.0
$0
-$1.0
-$2.0
-$3.0
2018
2019
2020
2021
2022
Q1 - 2023
Q2 - 2023
$4.12M

*Trends are not necessarily indicative of future performance * Q3 estimates not available*

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
  - ONM would receive 20% of exit
- Rolling out at Walmart, sold at approximately 2,000 stores and expected to expand distribution to 3,000 stores - already in process
- 12+ retailers/distributors now on board.
- **Pooph revenues expected to continue to grow**


COUCH
POOPH IT!


THEIR BED
POOPH IT!

Trends are not necessarily indicative of future performance

Pooph – Looking Forward

Pooph management tells us:

- Pooph team targets plan to secure national retailers that combined total 20,000+ stores under contract by end of 2023*

- Plus: Pooph will continue to sell through DTC, Walmart, and Amazon

- They anticipate ≅10X increase from today

*logistics efforts often create delays before actual sales occur


POOPH



Trends are not necessarily indicative of future performance

AEC

AQUEOUS ELECTROSTATIC CONCENTRATOR

- Removes 99% of PFOA and PFOS in a single stage. Capable of "non-detect" levels.
- Produces very little waste product (40,000 times less) compared to other mass transfer techs
- Energy costs as low as 30 cents per 1,000 gallons
- Proven to meet or exceed stringent new EPA standards



AEC
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/40,000 the PFAS-laden waste of carbon filtration.
BioLargo

*Data available upon request for any claims, under NDA

Mobile AEC Units Available for Lease, Sale, or Demonstration Now




AEC
AEC

AEC awareness and marketing


BioLargo
We Make Life Better
Solutions to collect and destroy
PFAS
Featuring
AEC
OTCQB: BLGO
PFAS SYMPOSIUM


INNOVATION
BioLargo
AEC
AOS

Selected by small New Jersey municipality as technology for PFAS project out to bid now


360.00"
36.00"
AEC
AQUEOUS ELECTROSTATIC
CONCENTRATOR

- For more details, see Oak Ridge Financial analyst coverage initiation of BioLargo dated Sept 12, 2023

Reasons to be Confident in BioLargo

- Revenue growth
- Good cash position
- SG&A not rising significantly with rising revenues
- Analyst consensus: undervalued
- Net operating income for ONM expected to continue increasing and capable of driving to profitability company-wide
- PFAS tech has potential to drive long-term revenue
- Diverse commercial opportunities for our platform technologies



Analyst Coverage

Michael Mathison – Singular Research
- Initiated coverage in 2022
- 818-222-6234
- research@singularresearch.com

Richard Ryan – Oak Ridge Financial
- Initiated coverage on Sept 12, 2023
- 763-923-2275
- rryan@oakridgefinancial.com

*Contact the analysts directly or BioLargo at Alex@biolargo.com for copies of these written reports for important disclosures including risks and statements about independence of the opinions expressed in those reports

The BioLargo
Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo
We Make Life Better

ONM Environmental

BioLargo Water

BioLargo Engineering, Science & Technologies

CLYRA

ODIN

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com